Exhibit 10.1

COLABS INT’L, CORP.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

1. Purpose

This Incentive and Nonstatutory Stock Option Plan (the “Plan”) is intended to further the growth and financial success of CoLabs Int’l, Corp., a Nevada corporation (the “Company”) by providing additional incentives to selected employees, directors, and consultants to the Company or parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”) (such parent corporations and subsidiary corporations hereinafter collectively referred to as “Affiliates”) so that such employees, directors, and consultants may acquire or increase their proprietary interest in the Company. Stock options granted under the Plan (hereinafter “Option(s)”) may be either “Incentive Stock Options,” as defined in Section 422A of the Code and any regulations promulgated under said Section, or “Nonstatutory Options” at the discretion of the Board of Directors of the Company (the “Board”) and as reflected in the respective written stock option agreements granted pursuant hereto.

2. Administration

The Plan shall be administered by the Board of the Company; provided however, that the Board may delegate such administration to a committee of not fewer than three members (the “Committee”), at least two of whom are members of the Board and all of whom are disinterested administrators, as contemplated by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”); and provided further, that the foregoing requirement for disinterested administrators shall not apply prior to the date of the first registration of any of the securities of the Company under the Securities Act of 1933, as amended (the “Act”).

Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to optionholders without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or of any Option shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

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3. Eligibility

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Company or any of its Affiliates (“Optionees”). The term consultant shall mean any person who is engaged by the Company to render services and is compensated for such services, and any director of the Company whether or not compensated for such services; provided that, if the Company registers any of its securities pursuant to the Act, the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director fee by the Company.

(a) Incentive Stock Options. Incentive Stock Options may only be issued to employees of the Company or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Company. Payment of a director fee shall not be sufficient to constitute employment by the Company. Any grant of option to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Act shall comply with the requirements of Rule 16b-3. An optionee may hold more than one Option.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all options granted to such employee under the Plan or any other stock option plan maintained by the Company or any Affiliate, with respect to shares of stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. If, for any reason, an entire option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such option shall be considered a Nonstatutory Option.

(b) Nonstatutory Option. The provisions of the foregoing Section 3(a) shall not apply to any option designated as a “Nonstatutory Stock Option Agreement” or which sets forth the intention of the parties that the option be a Nonstatutory Option.

4. Stock

The stock subject to Options shall be the shares of the Company’s authorized but unissued or reacquired Common Stock (the “Stock”).

(a) Number of Shares. Subject to adjustment as provided in Section 5(h) of this Plan, the total number of shares of Stock which may be purchased through exercise of Options granted under this Plan shall not exceed 10,000,000 shares. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

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(b) Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5. Terms and Conditions of Options

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares. Each Option shall state the number of shares to which it pertains.

(b) Option Price. Each Option shall state the Option Price, which shall be determined as follows:

(i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate, (“10% Holder”) shall have an Option Price of no less than 110% of the fair market value of the common stock as of the date of grant;

(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option price of no less than 100% of the fair market value of the common stock as of the date of grant; and

(iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price determined by the Board as of the date of grant.

For the purposes of this Section 5(b), the fair market value shall be as determined by the Board, in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such stock, the fair market value per share shall be the average of the bid and asked prices on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

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(c) Medium and Time of Payment. To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Company, provided such tendered stock was not acquired directly or indirectly from the Company, or, if acquired from the Company, has been held by the Optionee for more than six months, or (iii) such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

(d) Term and Exercise of Options. Any Option granted to a 10% Holder shall become exercisable over a period of no longer than five years. Any Option otherwise granted to an Employee of the Company shall become exercisable over a period of no longer than ten years. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted. Unless otherwise specified by the Board or the Committee in the resolution authorizing such option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

(e) Termination of Status as Employee, Director, or Consultant. If Optionee’s status as an employee, director, or consultant shall terminate for any reason, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time after such termination during the remaining term of the Option; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than 12 months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment of an Optionee with or without cause.

(f) Death of Optionee. If an Optionee dies while employed or engaged as a director or consultant by the Company or an Affiliate, the portion of such Optionee’s Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Optionee could have exercised the Option as of the date of Optionee’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.

(g) Nontransferability of Option. No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

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(h) Recapitalization. Subject to any required action by the shareholders, the number of shares of common stock covered by each outstanding Option, and the price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

Subject to any required action by the shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of common stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger, or consolidation. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option, a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, but shall not be obligated to do so, the right for a period commencing 30 days prior to and ending immediately prior to such dissolution, liquidation, merger, or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Section 5(d) of this Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger, or consolidation.

In the event of a change in the common stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the common stock within the meaning of this Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided in this Section 5(h), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of common stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

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(i) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of the exercise of the Option, including payment and execution of all documents required therefor (the “Exercise Date”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the Exercise Date, except as expressly provided in Section 5(h) hereof.

(j) Modification, Acceleration, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law.

Notwithstanding the foregoing provisions of this Section 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(k) Investment Intent. Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the Option shall (A) give written assurances as to the knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent, all in such form and substance as the Company may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

(l) Exercise Before Exercise Date. At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Sections 5(e), 5(f), and 5(g) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m) Other Provisions. The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Securities Exchange Act of 1934, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed.

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6. Availability of Information

During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than 120 days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished to the shareholders of the Company.

7. Effectiveness of Plan; Expiration

Subject to approval by the shareholders of the Company, this Plan shall be deemed effective as of the date it is adopted by the Board. The Plan shall expire on October 26, 2032, but such expiration shall not affect the validity of outstanding Options.

8. Amendment and Termination of the Plan

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

9. Indemnification of Board

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

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10. Application of Funds

The proceeds received by the Company from the sale of common stock pursuant to the exercise of Options will be used for general corporate purposes.

11. No Obligation to Exercise Option

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12. Notices

All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission.

13. Definition of “Days”

When used herein, the word “days” refers to calendar days and the phrase “business days” refers to all days other than Saturdays, Sundays, and legal holidays defined by the IRC, or, if not defined by the IRC, as defined by the State of California.

The foregoing Incentive and Nonstatutory Stock Option Plan was duly adopted and approved by the Board of Directors on October 26, 2022, and approved by the shareholders of the Company on December 14, 2022.

/s/ William Cohen
William Cohen, Chief Financial Officer

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COLABS INT’L, CORP.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NOTICE AND AGREEMENT

Unless otherwise defined herein, the terms defined in the CoLabs Int’l, Corp. 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”) shall have the same defined meanings in this Incentive Stock Option Agreement (including all Exhibits hereto, the “Option Agreement”).

NOTICE OF INCENTIVE STOCK OPTION GRANT

Name of Optionee:

Address:

The undersigned Optionee has been granted an Option to purchase shares of Common Stock of the Company (the “Option”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Total Exercise Price:

Term/Expiration Date:*

*Subject to earlier termination as set forth in the Option Agreement.

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

One thirty-sixth of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date subject to Optionee continuing to be an employee through each such date.

Termination Period:

This Option shall be exercisable for three months after Optionee ceases to be an employee, unless such termination is due to Optionee’s death or permanent disability, in which case this Option shall be exercisable for 12 months after Optionee ceases to be an employee. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

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COLABS INT’L, CORP.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of the Date of Grant specified in the Notice of Incentive Stock Option Grant (the “Grant Notice”), by and between CoLabs Int’l, Corp., a Nevada corporation (the “Company”), and the Optionee name in the Grant Notice, with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of an incentive stock option (“Option”) to purchase shares of Common Stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated;

WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted; and

WHEREAS, it is the intention of the parties that this Option be an Incentive Stock Option (a “Qualified Stock Option”).

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten years from the date hereof. This Option shall earlier terminate as set forth in Sections 4 and 5 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment of Optionee or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

2. Vesting of Option. Subject to the provisions of Sections 4 and 5 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment as set forth in the Grant Notice.

3. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

(a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A;

(b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(i) Cash or check made payable to the Company;

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(ii) Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time the Option is exercised, then the Exercise Price may also be paid as follows:

(1) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(2) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a “cashless exercise transaction”);

(iii) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

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Where X = the number of shares of Common Stock to be issued to the Optionee

Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

A = the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

(c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws;

(d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State, and local income and employment tax withholding requirements applicable to the Option exercise, if any; and

(e) If requested, execute and deliver to the Company a written statement as provided for in Section 10 hereof.

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4. Termination of Employment. If Optionee shall cease to serve as an employee of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 1 hereof.

5. Death of Optionee. If the Optionee shall die while an employee of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

6. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the Exercise Date and no adjustment will be made for dividends or other rights for which the record date is prior to the Exercise Date except as provided in Section 7 hereof.

7. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 2; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

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Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 2 shall continue to apply.

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as heretofore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

8. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the Fair Market Value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

9. Modification, Extension and Renewal of Options. The Board may modify, extend, or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 9, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

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10. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 4 and 5 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation (attached as Exhibit A) and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

11. Notices. All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission at the address last provided to the Company by Optionee for his or her employee records.

12. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed, and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.

OPTIONEE	CoLabs Int’l, Corp.,
a Nevada corporation

Signature	By:	William Cohen
	Its:	Chief Financial Officer

Print Name

Address 1

Address 2

6

Appendix A

NOTICE OF EXERCISE

CoLabs Int’l, Corp.

18593 Main Street

Huntington Beach, CA 92648

(1)          ☐ The undersigned hereby elects to purchase _______________ shares of the Common Stock of CoLabs Int’l, Corp. (the “Company”) pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase _______________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 3(b)(iii) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

(2)          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Address

(3)          The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required.

Date	Signature

Print name

1

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	COLABS INT’L, CORP.

SECURITY:	COMMON STOCK

NO. OF SHARES:

DATE:

In connection with the above-listed Securities, the undersigned Optionee represents to the Company the following:

a. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

b. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this instance, Optionee understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

c. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company; (2) the amount of Securities being sold during any three month period not exceeding specified limitations; (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934); and (4) the timely filing of a Form 144, if applicable.

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In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in Sections (2), (3), and (4) of the paragraph immediately above.

d. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any other such registration exemption shall be available in such event.

OPTIONEE

Signature	Date

Print Name

2

COLABS INT’L, CORP.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NOTICE AND AGREEMENT

Unless otherwise defined herein, the terms defined in the CoLabs Int’l, Corp. 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”) shall have the same defined meanings in this Nonstatutory Stock Option Agreement (including all Exhibits hereto, the “Option Agreement”).

NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Name of Optionee:

Address:

The undersigned Optionee has been granted an Option to purchase shares of Common Stock of the Company (the “Option”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price Per Share:

Total Number of Options Granted:

Total Exercise Price:

Term/Expiration Date:*

*Subject to earlier termination as set forth in the Option Agreement.

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

One hundred percent of the Shares subject to the Option shall vest immediately upon the granting of the Option.

Termination Period:

This Option shall be exercisable for three months after Optionee ceases to be an employee, director, or consultant or otherwise engaged by or with the Company, as the case may be, unless such termination is due to Optionee’s death which has no limit on the exercise period or Permanent Disability (as defined in Code Section 22(e)(3)) in which case this Option shall be exercisable for 12 months after Optionee ceases to be an Optionee. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in the Plan.

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COLABS INT’L, CORP.

2022 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (this “Agreement”) is made and entered into as of the Date of Grant specified in the Notice of Nonstatutory Stock Option Grant (the “Grant Notice”), by and between CoLabs Int’l, Corp., a Nevada corporation (“Company”), and the Optionee named in the Grant Notice (referred to herein as the “Optionee”), with reference to the following recitals of facts:

WHEREAS, the Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of Common Stock of the Company (the “Shares”) upon the terms and conditions hereinafter stated;

WHEREAS, the Board and stockholders of the Company have heretofore adopted a 2022 Incentive and Nonstatutory Stock Option Plan (the “Plan”), pursuant to which this Option is being granted; and

WHEREAS, it is the intention of the parties that this Option be a Nonstatutory Stock Option.

NOW, THEREFORE, in consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Term of Option; Continuation of Employment or Engagement. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten years from the date hereof. This Option shall earlier terminate as set forth in Sections 4 and 5 hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate the employment or engagement, as applicable, of Optionee or to increase or decrease the compensation of Optionee (if any) from the rate in existence at the date hereof.

2. Vesting of Option. Subject to the provisions of Sections 4 and 5 hereof, this Option shall vest and become exercisable during the term of Optionee’s employment or engagement as set forth in the Grant Notice.

3. Exercise. In order to exercise this Option with respect to all or any part of the Shares for which this Option is at the time exercisable, Optionee must take the following actions:

(a) Execute and deliver to the Company a written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A;

(b) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

(i) Cash or check made payable to the Company;

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(ii) Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time the Option is exercised, then the Exercise Price may also be paid as follows:

(1) In shares of Common Stock held by Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

(2) To the extent the Option is exercised for vested Shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, State and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale (a “cashless exercise transaction”);

(iii) Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of the Company’s Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

A

Where X = the number of shares of Common Stock to be issued to the Optionee

Y = the number of shares of Common Stock purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being canceled (at the date of such calculation)

A = the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation)

(c) Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of Federal and State securities laws;

(d) Make appropriate arrangements with the Company (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, State, and local income and employment tax withholding requirements applicable to the Option exercise, if any; and

(e) If requested, execute, and deliver to the Company a written statement as provided for in Section 10 hereof.

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4. Termination of Employment or Engagement. If Optionee shall cease to serve as an employee, director, or consultant of the Company for any reason, whether voluntarily or involuntarily, Optionee shall have the right, during the remaining term of the Option, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the last day of employment or engagement, as applicable, and had not previously been exercised; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or engagement.

Notwithstanding anything herein to the contrary, all rights under this Option shall expire in any event on the date specified in Section 1 hereof.

5. Death of Optionee. If the Optionee shall die while an employee, director, or consultant of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time during the remaining term of this Option, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

6. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the Exercise Date and no adjustment will be made for dividends or other rights for which the record date is prior to the Exercise Date except as provided in Section 7 hereof.

7. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the price per Share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company, this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, at its sole and absolute discretion and without obligation, declare that this Option shall terminate as of a date fixed by the Board and grant Optionee the right for a period commencing 30 days prior to and ending immediately prior to such date, or during the remaining term of this Option, whichever occurs sooner, to exercise this Option as to all or any part of the Shares, without regard to the installment provision of Section 2; provided, however, that such exercise shall be subject to the consummation of such dissolution, liquidation, merger, consolidation or sale.

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Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the vesting provisions of Section 2 shall continue to apply.

In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of all of its authorized Shares without par value into the same number of Shares with a par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of this Agreement.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as heretofore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of share of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

8. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee may recognize income, for federal and state income tax purposes, in an amount equal to the amount by which the Fair Market Value of the Shares, determined as of the date of exercise, exceeds the exercise price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

9. Modification, Extension and Renewal of Options. The Board may modify, extend, or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan. Notwithstanding the foregoing provisions of this Section 9, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

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10. Investment Intent; Restrictions on Transfer. Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 4 and 5 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. The Company, at its option, may include a legend on each certificate representing Shares issued pursuant to any exercise of this Option, stating in effect that such Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and that the transferability thereof is restricted. If the Shares represented by this Option are registered under the Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation (attached as Exhibit A) and agreement and shall not be required to furnish the Company with the foregoing written statement.

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information, and further represents that Optionee has either such experience and knowledge in investment, financial and business matters or has investments similar to the stock of the Company such that Optionee is capable of evaluating the merits and risks thereof and has the capacity to protect his or her own interest in connection therewith.

11. Notices. All notice, requests, demands, and other communications pursuant to this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or at the time and date of transmission by e-mail if such transmission is between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not transmitted during business hours, at 9:00 a.m. Pacific time on the next business day following transmission at the address last provided to the Company by Optionee for his or her employee records.

12. Agreement Subject to Plan; Applicable Law. This Agreement is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Agreement has been granted, executed, and delivered in the State of California, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

(SIGNATURE PAGE IMMEDIATELY FOLLOWS)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Date of Grant.

OPTIONEE	CoLabs Int’l, Corp.,
a Nevada corporation

Signature	By:	William Cohen
	Its:	Chief Financial Officer

Print Name

Address 1

Address 2

6

Appendix A

NOTICE OF EXERCISE

CoLabs Int’l, Corp.

18593 Main Street

Huntington Beach, CA 92648

(1)          ☐ The undersigned hereby elects to purchase _______________ shares of the Common Stock of CoLabs Int’l, Corp. (the “Company”) pursuant to the terms of the attached Option and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐ The undersigned hereby elects to purchase _______________ shares of the Common Stock of the Company pursuant to the terms of the net exercise provisions set forth in Section 3(b)(iii) of the attached Option, and shall tender payment of all applicable transfer taxes, if any.

(2)          Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Name

Address

(3)          The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Act”), by reason of a specific exemption from the registration provisions of the Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Act, they must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company stating that such registration is not required.

Date	Signature

Print name

1

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	COLABS INT’L, CORP.

SECURITY:	COMMON STOCK

NO. OF SHARES:

DATE:

In connection with the above-listed Securities, the undersigned Optionee represents to the Company the following:

a. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Act”).

b. Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Act and have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. In this instance, Optionee understands that, in the view of the Securities and Exchange Commission (“SEC”), the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

c. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, 90 days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company; (2) the amount of Securities being sold during any three month period not exceeding specified limitations; (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934); and (4) the timely filing of a Form 144, if applicable.

1

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in Sections (2), (3), and (4) of the paragraph immediately above.

d. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any other such registration exemption shall be available in such event.

OPTIONEE

Signature	Date

Print Name

2